Madison Funds®
Supplement dated August 14, 2020

This Supplement amends the Prospectus and the Statement of Additional Information (SAI) of the Madison Funds dated June 1, 2020, and the Summary Prospectus for the Madison High Quality Bond Fund and the Madison Small Cap Fund dated June 1, 2020.

Madison High Quality Bond Fund
Effective August 7, 2020, the fund’s investment adviser, Madison Asset Management LLC (“Madison”) agreed to voluntarily waive 0.10% of its 0.30% management fee until at least February 27, 2021. Madison may amend or discontinue this voluntary waiver at any time without prior notice. Madison does not have the right to recoup fees waived. For periods when fees and expenses are waived, the fund benefits by not bearing such expenses. Without such waivers, performance will be lower. As a result of the foregoing, disclosures related to fees and expenses are updated as noted below.
Fund Summary - Fees and Expenses
The Fees and Expenses table is hereby deleted and replaced as noted below:

Shareholder Fees: (fees paid directly from your investment)	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class Y
Management Fees	0.30%[1]
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.49%
1 Effective August 7, 2020, the investment adviser to the fund, Madison Asset Management, LLC (“Madison”) voluntarily agreed to waive 0.10% of its 0.30% management fee until at least February 27, 2021. The voluntary fee waiver may be amended or discontinued at any time without prior notice. Any fees waived will not be subject to later recoupment by Madison.

Prospectus - Investment Advisory Agreement
In the section titled “Investment Adviser,” under the sub-section titled “Investment Advisory Agreement,” the text relating to the fund in the table is hereby deleted and replaced with the following:

Fund	Management Fee
High Quality Bond	0.30%[3]
3 Effective August 7, 2020, Madison voluntarily agreed to waive 0.10% of its 0.30% management fee until at least February 27, 2021. The voluntary fee waiver may be amended or discontinued at any time without prior notice. Any fees waived will not be subject to later recoupment by Madison.

Madison Small Cap Fund
Effective August 14, 2020, Richard Lane, CFA will retire as portfolio manager of the fund. Aaron Garcia, CFA (Vice President, Portfolio Manager) and Faraz Farzam, CFA (Vice President, Portfolio Manager) will continue to co-manage the fund. As a result of the foregoing, all references in the prospectus and SAI to Mr. Lane as co-manager of the fund are deleted, and the disclosures related to Portfolio Management in the prospectus are deleted and replaced as noted below.
Fund Summary - Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC (“Madison”). Aaron Garcia, CFA (Vice President, Portfolio Manager) and Faraz Farzam, CFA (Vice President, Portfolio Manager) have co-managed the fund since August 2019. Mr. Garcia and Mr. Farzam served as co-managers of the Predecessor Fund since January 2010.

Prospectus - Portfolio Management
The Small Cap Fund is co-managed by Faraz Farzam, CFA and Aaron Garcia, CFA. Messrs. Farzam and Garcia have co-managed the fund since August 2019, and had co-managed the Predecessor Fund, prior to its reorganization into the Small Cap Fund effective August 30, 2019. Prior to joining Madison in 2019, Mr. Farzam, Vice President and Portfolio Manager/Analyst, served on Broadview Advisors, LLC's small cap strategy and all cap strategy as a portfolio manager from 2001 to August 2019. Previously, he worked with Strong Capital Management. Mr. Farzam has worked in the financial services industry since 1999. Prior to joining Madison in 2019, Mr. Garcia, Vice President and Portfolio Manager/Analyst, served on Broadview Advisors, LLC's small cap strategy and all cap strategy as an analyst and later as a portfolio manager from 2003 to August 2019. Previously, he worked with Stifel Nicolaus as an associate analyst. Mr. Garcia has worked in the financial services industry since 2002.

Please keep this Supplement with your records.

MF-STATPROSAI SUP (0820)